SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K
                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 14, 1996


                       SEVEN HILLS FINANCIAL CORPORATION
            (Exact name of registrant as specified in its charter)


                                     OHIO
                (State or other jurisdiction of incorporation)



             0-23060                              31-1388412
      (Commission File No.)                 (IRS Employer I.D. No.)



                  1440 Main Street, Cincinnati, Ohio     45210
              (Address of principal executive offices) (Zip Code)



                                (513) 621-9143
             (Registrant's telephone number, including area code)



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Item 5.     Other Events.
            On June 14, 1996, Seven Hills Financial Corporation ("SHFC") and its wholly owned subsidiary, Seven Hills Savings Association, executed an agreement with Western Ohio Financial Corporation ("WOFC") for the merger of SHFC into WOFC. The Agreement and Plan of Merger and Reorganization (the "Agreement") is attached hereto and incorporated herein by reference. The consummation of the transactions contemplated by the Agreement is subject to regulatory and shareholder approvals and various other conditions set forth in the Agreement.

Item 7.     Financial Statements and Exhibits.
            The following exhibit is filed as part of this report:
            (c)   Exhibits.
                  Exhibit 99.1  Agreement and Plan of Merger
                                and Reorganization




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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    SEVEN HILLS FINANCIAL CORPORATION



                                    Arthur W. Wendel, Jr.
                                    President


Date:  June 17, 1996


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